Exhibit 99.1

SUMMARY HISTORICAL CONSOLIDATED FINANCIAL INFORMATION

(RECAST TO REFLECT INTERIOR PRODUCTS BUSINESS AS DISCONTINUED OPERATIONS)

Our financial information for the fiscal years ended September 30, 2020, 2019 and 2018 and as of September 30, 2020 and 2019 has been derived from our audited consolidated financial statements and the notes related thereto. Our financial information for the three months ended December 31, 2020 and 2019 and as of December 31, 2020 and 2019 has been derived from our unaudited consolidated interim financial statements and the notes related thereto included in the Company’s Quarterly Report on Form 10-Q for the period ended December 31, 2020, as filed with the Securities and Exchange Commission (the “SEC”) on February 9, 2021. Except as otherwise noted, such unaudited financial information has been prepared on a basis consistent with the Company’s audited consolidated financial statements. On February 10, 2021, the Company completed the sale of its interior products and insulation businesses (“Interior Products”) to Foundation Building Materials Holding Company LLC, pursuant to that certain Equity Purchase Agreement, dated as of December 20, 2020 (the “Purchase Agreement”), by and between the Company and ASP Sailor Acquisition Corp., an entity controlled by affiliates of American Securities LLC, for $850 million in cash (subject to a working capital and certain other adjustments as set forth in the Purchase Agreement). For comparability purposes, the summary financial data and other financial information presented herein have been recast to reflect the Interior Products business as discontinued operations for all periods presented herein (except for the cash flow data for all periods presented and the statement of operations and balance sheet data for the three months ended, and as of, December 31, 2020 and 2019 and as otherwise noted), which recast summary financial data and other financial information have been derived from the unaudited pro forma condensed consolidated financial statements filed with the SEC on a Current Report on Form 8-K filed on February 10, 2021, which gives pro forma effect to the Interior Products sale as if it had been consummated on October 1, 2017 (the “Interior Products Pro Formas”). In accordance with GAAP, the cash flow data presented herein has not been recast to reflect the Interior Products business as discontinued operations. The statement of operations and balance sheet data for the three months ended, and as of, December 31, 2020 and 2019 has not been recast since it was derived from previously filed unaudited consolidated interim financial statements presenting the Interior Products business as discontinued operations included in the Company’s Quarterly Report on Form 10-Q for the period ended December 31, 2020.  The summary financial data and other financial information presented herein for the last twelve months (“LTM”) ended December 31, 2020 have been derived by adding the unaudited pro forma condensed consolidated statement of operations information for the fiscal year ended September 30, 2020 derived from the Interior Products Pro Formas to the corresponding unaudited statement of operations information for the three months ended December 31, 2020 and subtracting the corresponding unaudited statement of operations information for the three months ended December 31, 2019. Operating results for the LTM ended December 31, 2020 are not necessarily indicative of results for a full year or for any other period.

This information is only a summary and should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in our Annual Report on Form 10-K for the year ended September 30, 2020 and in our subsequent Quarterly Report on Form 10-Q and the historical consolidated financial statements and the notes thereto referred to above.

	Year Ended September 30,			Three Months Ended December 31,		LTM Ended December 31,
	2020	2019	2018	2020	2019	2020
(unaudited)
Statement of Operations Data (in millions):
Net sales	$5,916.7	$5,996.1	$5,557.5	$1,576.5	$1,415.3	$6,077.9
Cost of products sold	4,496.2	4,568.5	4,196.3	1,176.8	1,075.2	4,597.8
Gross profit	1,420.5	1,427.6	1,361.2	399.7	340.1	1,480.1
Operating expenses	1,385.5	1,296.2	1,188.7	304.6	321.1	1,369.0
Income from operations	35.0	131.4	172.5	95.1	19.0	111.1
Interest expense, financing costs and other	128.6	153.5	136.7	30.0	38.4	120.2
Loss on debt extinguishment	14.7	—	—	—	14.7	—
Income (loss) from continuing operations before income taxes	(108.3)	(22.1)	35.8	65.1	(34.1)	(9.1)
Provision for (benefit from) income taxes	(27.0)	(3.2)	(35.9)	17.7	(10.1)	0.8
Net income (loss) from continuing operations	(81.3)	(18.9)	71.7	47.4	(24.0)	(9.9)
Net income (loss) from discontinued operations	0.4	8.3	26.9	(267.9)	0.6	(268.1)
Net income (loss)	(80.9)	(10.6)	98.6	(220.5)	(23.4)	(278.0)
Dividends on Preferred Stock	24.0	24.0	18.0	6.0	6.0	24.0
Net income (loss) attributable to common shareholders	$(104.9)	$(34.6)	$80.6	$(226.5)	$(29.4)	$(302.0)

	As of September 30,		As of December 31,
	2020	2019	2020	2019
(unaudited)
Balance Sheet Data (in millions):
ASSETS
Current assets:
Cash and cash equivalents	$624.6	$72.3	$461.4	$43.7
Accounts receivable, less allowance of $20.6, $17.9, $13.8, and $12.5 as of December 31, 2020, September 30, 2020, December 31, 2019 and September 30, 2019, respectively	885.2	942.6	746.4	716.5
Inventories, net	871.4	936.5	952.9	946.7
Prepaid expenses and other current assets	351.8	284.0	330.0	279.1
Current assets held for sale	243.8	278.8	997.0	267.7
Total current assets	2,976.8	2,514.2	3,487.7	2,253.7
Property and equipment, net	207.8	222.4	209.5	210.4
Goodwill	1,756.1	1,756.3	1,757.5	1,756.9
Intangibles, net	518.0	780.6	492.6	747.9
Operating lease assets	376.2	—	371.8	395.9
Deferred income taxes, net	—	—	12.4	—
Other assets, net	2.1	2.1	2.1	—
Non-current assets held for sale	1,120.5	1,117.2	—	1,173.7
TOTAL ASSETS	$6,957.5	$6,392.8	$6,333.6	$6,538.5
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$885.8	$779.0	$738.3	$542.2
Accrued expenses	509.7	519.7	442.2	356.4
Current operating lease liabilities	84.0	—	84.0	83.1
Current portions of long-term debt/obligations	12.3	18.7	11.3	13.9
Current liabilities held for sale	139.4	123.4	175.1	123.1
Total current liabilities	1,631.2	1,440.8	1,450.9	1,118.7
Borrowings under revolving lines of credit, net	251.1	81.0	151.7	215.6
Long-term debt, net	2,494.2	2,494.6	2,494.1	2,495.1
Deferred income taxes, net	71.8	96.5	—	99.7
Non-current operating lease liabilities	290.5	—	286.6	308.5
Long-term obligations under equipment financing, net	—	4.6	—	1.6
Other long-term liabilities	5.2	5.0	6.3	0.4
Non-current liabilities held for sale	53.4	8.8	—	59.0
Total liabilities	4,797.4	4,131.3	4,389.6	4,298.6

Convertible preferred stock	399.2	399.2	399.2	399.2

Total stockholders’ equity	1,760.9	1,862.3	1,544.8	1,840.7
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$6,957.5	$6,392.8	$6,333.6	$6,538.5

	Year Ended September 30,			Three Months Ended December 31,
	2020	2019	2018	2020	2019
(unaudited)
Cash Flow Data(1) (in millions):
Net cash provided by (used in) operating activities	$479.3	$212.7	$539.4	$(39.1)	$(125.3)
Net cash used in investing activities	(39.0)	(211.7)	(2,784.4)	(17.3)	(11.8)
Net cash provided by (used in) financing activities	112.2	(58.8)	2,236.0	(105.8)	108.8
Effect of exchange rate changes on cash and cash equivalents	(0.2)	0.2	0.6	(1.0)	(0.3)
Net increase (decrease) in cash and cash equivalents	552.3	(57.6)	(8.4)	(163.2)	(28.6)
Cash and cash equivalents at end of period	624.6	72.3	129.9	461.4	43.7

______________________________

(1)

In accordance with GAAP, the cash flow data presented herein has not been recast to reflect the Interior Products business as discontinued operations and includes both continuing and discontinued operations.

	Year Ended September 30,			Three Months Ended December 31,		LTM Ended December 31,
	2020	2019	2018	2020	2019	2020
(unaudited)
Other Data (Including Non-GAAP Financial Measures) (in millions):
Net income (loss) from continuing operations	$(81.3)	$(18.9)	$71.7	$47.4	$(24.0)	$(9.9)
EBITDA(1)	350.1	335.4	339.0	135.8	48.5	437.4
Adjusted EBITDA(1)	398.6	383.1	409.5	142.9	76.9	464.6
Total debt	2,757.6	2,598.9	2,620.5	2,657.1	2,726.2	2,657.1
Net debt(2)	2,133.0	2,526.6	2,490.6	2,195.7	2,682.5	2,195.7
Depreciation & amortization	320.0	203.4	160.7	39.4	47.9	311.5
Capital expenditures	48.5	57.0	46.0	18.0	12.2	54.3
Cash interest expense	130.3	146.4	111.3	47.1	57.4	120.0

______________________________

(1)

We define EBITDA as net income (loss) excluding the impact of interest expense (net of interest income), income taxes and depreciation and amortization. We define Adjusted EBITDA as EBITDA excluding the impact of stock-based compensation, acquisition costs, restructuring costs, the income taxes relating to revaluation of deferred tax assets and liabilities made in conjunction with the Company’s application of the CARES Act and costs directly related to the Company’s response to the COVID-19 pandemic. EBITDA and Adjusted EBITDA are measures commonly used in the distribution industry, and we present EBITDA and Adjusted EBITDA to enhance your understanding of our operating performance. An Adjusted EBITDA-based metric is also used in our debt financing covenants.

We use EBITDA and Adjusted EBITDA to evaluate financial performance, analyze the underlying trends in our business and establish operational goals and forecasts that are used when allocating resources. We believe that EBITDA and Adjusted EBITDA are useful measures because they permit investors to better understand changes in underlying operating performance over comparative periods by providing investors with financial results that are unaffected by certain items that are not indicative of ongoing operating performance.

While we believe that these non-GAAP measures are useful to investors when evaluating our business, they are not prepared and presented in accordance with GAAP, and therefore should be considered supplemental in nature. You should not consider these non-GAAP measures in isolation or as a substitute for other financial performance measures presented in accordance with GAAP. These non-GAAP financial measures may have material limitations including, but not limited to, the exclusion of certain costs without a corresponding reduction of net income for the income generated by the assets to which the excluded costs are related. In addition, these non-GAAP financial measures may differ from similarly titled measures presented by other companies.

The following table is a reconciliation of our net income (loss) from continuing operations to EBITDA and Adjusted EBITDA (in millions):
	Year Ended September 30,			Three Months Ended December 31,		LTM Ended December 31,
	2020	2019	2018	2020	2019	2020
(unaudited)
Net income (loss) from continuing operations	$(81.3)	$(18.9)	$71.7	$47.4	$(24.0)	$(9.9)
Interest expense, net	138.4	154.1	142.5	31.3	34.7	135.0
Income taxes	(27.0)	(3.2)	(35.9)	17.7	(10.1)	0.8
Depreciation and amortization	320.0	203.4	160.7	39.4	47.9	311.5
EBITDA	$350.1	$335.4	$339.0	$135.8	$48.5	$437.4
Adjustments:
Stock based compensation	16.0	15.2	16.1	3.8	4.8	15.0
Acquisition costs(a)	4.5	25.1	54.4	1.1	3.9	1.7
Business restructuring costs(b)	23.8	7.4	-	1.9	19.7	6.0
COVID-19 impact(c)	4.2	-	-	0.3	-	4.5
Adjusted EBITDA	$398.6	$383.1	$409.5	$142.9	$76.9	$464.6
Adjusted EBITDA margin(d)	6.7%	6.4%	7.4%	9.1%	5.4%	7.6%

______________________________

(a)

Acquisition costs represent certain items included in selling, general, and administrative expense related to acquisitions, including: professional fees, branch integration expenses, travel expenses, employee severance and retention costs, and other personnel expenses.

(b)

Business restructuring costs represent certain items included in selling, general, and administrative expense and other income (expense) stemming from headcount rationalization efforts, rebranding costs, accrued estimated costs related to employee benefit plan withdrawals, and loss on debt extinguishment.

(c)	COVID-19 impact represents costs directly related to the COVID-19 pandemic included in selling, general, and administrative expense.

(d)  Adjusted EBITDA margin represents Adjusted EBITDA as a percentage of net sales.

(2)

We define net debt as total debt less cash and cash equivalents. While management believes net debt is a useful measure of financial position for investors, it is not presented in accordance with GAAP and therefore should be considered supplemental in nature. You should not consider this non-GAAP measure in isolation or as a substitute for other financial performance measures presented in accordance with GAAP. This non-GAAP financial measure may have material limitations and may differ from similarly titled measures presented by other companies.

*******

The Company provides “Combined” financial results (continuing operations and discontinued operations) for certain key metrics in order to enhance comparability with the Company’s most recent fiscal year and first quarter results.

The following tables provide a reconciliation of our total net income (loss) (including both continuing and discontinued operations) to EBITDA and Adjusted EBITDA (including impacts from both continuing and discontinued operations, in millions) for the below periods:

	Year Ended September 30,
	2020	2019	2018	2017	2016	2015
(unaudited)
Net income (loss)	$(80.9)	$(10.6)	$98.6	$100.9	$89.9	$62.3
Interest expense, net	138.5	160.2	143.1	53.8	58.1	10.6
Income taxes	(26.8)	(0.2)	(30.5)	62.4	56.7	44.0
Depreciation and amortization	391.1	277.8	201.5	116.5	100.2	34.9
EBITDA (Combined)	$421.9	$427.2	$412.7	$333.6	$304.9	$151.8
Adjustments:
Stock based compensation	17.2	16.3	16.5	15.1	17.7	9.9
Acquisition costs(a)	4.5	25.1	54.4	15.7	24.8	7.0
Business restructuring costs(b)	23.8	7.4	-	-	-	-
COVID-19 impact(c)	4.2	-	-	-	-	-
Adjusted EBITDA (Combined)	$471.6	$476.0	$483.6	$364.4	$347.4	$168.7

______________________________

(a)

Acquisition costs represent certain items included in selling, general, and administrative expense related to acquisitions, including: professional fees, branch integration expenses, travel expenses, employee severance and retention costs, and other personnel expenses.

(b)

Business restructuring costs represent certain items included in selling, general, and administrative expense and other income (expense) stemming from the impact of the Interior Products sale, headcount rationalization efforts, rebranding costs, accrued estimated costs related to employee benefit plan withdrawals, and loss on debt extinguishment.

(c)	COVID-19 impact represents costs directly related to the COVID-19 pandemic included in selling, general, and administrative expense.

	Fiscal 2021	Fiscal 2020				Fiscal 2019
	Qtr 1	Qtr 4	Qtr 3	Qtr 2	Qtr 1	Qtr 4	Qtr 3	Qtr 2
(unaudited)
Net income (loss)	$(220.5)	$71.9	$(6.7)	$(122.6)	$(23.4)	$27.4	$31.0	$(68.1)
Interest expense, net	31.3	32.6	35.3	35.6	34.7	38.4	40.2	41.8
Income taxes	(74.5)	18.1	46.6	(81.8)	(9.6)	20.8	5.2	(27.0)
Depreciation and amortization	52.3	60.6	61.8	204.9	63.9	69.5	69.4	69.2
EBITDA (Combined)	$(211.4)	$183.2	$137.0	$36.1	$65.6	$156.1	$145.8	$15.9
Adjustments:
Stock based compensation	4.9	3.9	3.5	4.7	5.2	3.5	4.6	4.8
Acquisition costs(a)	1.1	1.8	1.6	(2.8)	3.8	3.8	5.7	6.7
Business restructuring costs(b)	362.8	1.2	2.0	0.9	19.7	5.7	1.7	-
COVID-19 impact(c)	0.3	0.8	3.4	-	-	-	-	-
Adjusted EBITDA (Combined)	$157.7	$190.9	$147.5	$38.9	$94.3	$169.1	$157.8	$27.4

______________________________

(a)

Acquisition costs represent certain items included in selling, general, and administrative expense related to acquisitions, including: professional fees, branch integration expenses, travel expenses, employee severance and retention costs, and other personnel expenses.

(b)

Business restructuring costs represent certain items included in selling, general, and administrative expense and other income (expense) stemming from the impact of the Interior Products sale, headcount rationalization efforts, rebranding costs, accrued estimated costs related to employee benefit plan withdrawals, and loss on debt extinguishment.

(c)	COVID-19 impact represents costs directly related to the COVID-19 pandemic included in selling, general, and administrative expense.

	LTM Ended December 31, 2020	LTM Ended September 30, 2020	LTM Ended December 31, 2019
(unaudited)
Net income (loss)	$(278.0)	$(125.4)	$(33.1)
Interest expense, net	135.0	144.2	155.2
Income taxes	(91.7)	(24.0)	(10.7)
Depreciation and amortization	379.6	400.0	272.0
EBITDA (Combined)	$144.9	$394.8	$383.4
Adjustments:
Stock based compensation	16.9	16.9	18.1
Acquisition costs(a)	1.7	6.3	20.1
Business restructuring costs(b)	367.0	28.4	27.1
COVID-19 impact(c)	4.5	3.4	-
Adjusted EBITDA (Combined)	$535.0	$449.8	$448.7

______________________________

(a)

Acquisition costs represent certain items included in selling, general, and administrative expense related to acquisitions, including: professional fees, branch integration expenses, travel expenses, employee severance and retention costs, and other personnel expenses.

(b)

Business restructuring costs represent certain items included in selling, general, and administrative expense and other income (expense) stemming from the impact of the Interior Products sale, headcount rationalization efforts, rebranding costs, accrued estimated costs related to employee benefit plan withdrawals, and loss on debt extinguishment.

(c)	COVID-19 impact represents costs directly related to the COVID-19 pandemic included in selling, general, and administrative expense.